                   OPPENHEIMER QUEST CAPITAL VALUE FUND, INC

                  Supplement dated December 29, 2003 to the
                      Prospectus dated December 23, 2003

The Prospectus is changed as follows:

The second sentence in the third paragraph of the bullet point entitled
"Investing for the Shorter Term" under the section entitled "WHICH CLASS OF
SHARES SHOULD YOU CHOOSE?" on page 17 is deleted in its entirety and replaced with the following:

    "For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares (and effective February 2,
    2004, the Distributor normally will not accept purchase orders of
    $250,000 or more of Class B shares) or $1 million or more of Class C shares from a single investor."

December 29, 2003                                             PS0835.021

                  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.
                  Supplement dated December 29, 2003 to the
         Statement of Additional Information dated December 23, 2003

The Statement of Additional Information is changed as follows:

The first sentence of the third paragraph under the section entitled  "Classes of  Shares"  on page 58 is  deleted  in its  entirety  and  replaced  with the following:

      "The Distributor will not accept any order in the amount of $500,000 or more for Class B shares (and effective February 2, 2004, the Distributor will not accept purchase orders of $250,000 or more of Class B shares) or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts)."

                         December 29, 2003 PXO835.010